UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 10, 2013

Hines Real Estate Investment Trust, Inc.
__________________________________________
 (Exact name of registrant as specified in its charter)

Maryland	000-50805	20-0138854
____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Hines REIT One Wilshire LP and Hines REIT El Segundo LP, subsidiaries of Hines REIT Properties, L.P. (the "Operating Partnership"), which is a subsidiary of Hines Real Estate Investment Trust, Inc. ("Hines REIT"), sold One Wilshire and the Raytheon and DIRECTV buildings on July 10 and 12, 2013, respectively, to GI TC One Wilshire, LLC (the "Purchaser"). One Wilshire is a 30-story office building and retail space with a subterranean parking garage located in Los Angeles, California, and the Raytheon and DIRECTV buildings comprise a two-building office complex in the South Bay submarket in El Segundo, California. The Purchaser is not affiliated with Hines REIT or its affiliates.

The aggregate contract sale price for One Wilshire and the Raytheon and DIRECTV buildings was approximately $550.0 million, exclusive of transaction costs and closing prorations. Hines REIT originally acquired its interest in One Wilshire in August 2007 for $287.0 million and acquired its interest in the Raytheon and DIRECTV buildings in March 2008 for $120.0 million. The net proceeds received by Hines REIT from this sale were $266.2 million after transaction costs.

Item 7.01 Regulation FD Disclosure.

On July 16, 2013, Hines Interests Limited Partnership (“Hines”) issued a press release relating to Hines REIT's sale of One Wilshire and the Raytheon and DIRECTV buildings. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K and is filed herewith and incorporated herein by reference:

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2013
Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Three Months Ended March 31, 2013 and the Years Ended December 31, 2012, 2011 and 2010
Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(d) Exhibits:

99.1 Press Release of Hines, dated July 16, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HINES REAL ESTATE INVESTMENT TRUST, INC.

July 16, 2013	By:	/s/ J. Shea Morgenroth
J. Shea Morgenroth
Chief Accounting Officer and Treasurer

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Statements

Subsidiaries of Hines Real Estate Investment Trust, Inc. ("Hines REIT"), sold One Wilshire, a 30-story office building and retail space with a subterranean parking garage located in Los Angeles, California, and the Raytheon and DIRECTV buildings, a two-building office complex in the South Bay submarket in El Segundo, California on July 10 and 12, 2013, respectively, to GI TC One Wilshire, LLC (the "Purchaser"). The net proceeds received from this sale were $266.2 million after transaction costs. The Purchaser is not affiliated with Hines REIT or its affiliates.

The following unaudited pro forma condensed consolidated financial information gives effect to the dispositions of One Wilshire and the Raytheon and DIRECTV buildings, including the receipt of proceeds from the sale.  In our opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of March 31, 2013
(In thousands)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet is presented assuming the dispositions of One Wilshire and the Raytheon and DIRECTV buildings had occurred as of March 31, 2013.  This unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Statements of Operations appearing herein and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the three months ended March 31, 2013.  This unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been had we completed this transaction on March 31, 2013, nor does it purport to represent our future financial position.

	As of March 31, 2013 (a)	Adjustments for One Wilshire and Raytheon & DIRECTV Buildings		Pro Forma
ASSETS
Investment property, at cost:
Buildings and improvements, net	$1,316,666	$(267,244)	(b)	$1,049,422
Land	330,708	(69,984)	(b)	260,724
Total investment property	1,647,374	(337,228)		1,310,146

Investment in unconsolidated entities	300,888	—		300,888
Cash and cash equivalents	311,796	261,741	(c)	573,537
Restricted cash	120,051	(779)		119,272
Distributions receivable	5,589	—		5,589
Tenant and other receivables	57,409	(12,120)	(b)	45,289
Intangible lease assets, net	105,667	(25,276)	(b)	80,391
Deferred leasing costs, net	144,204	(30,031)	(b)	114,173
Deferred financing costs, net	8,041	(3,793)	(b)	4,248
Other assets	4,140	(1,420)	(b)	2,720
TOTAL ASSETS	$2,705,159	$(148,906)		$2,556,253

LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued expenses	$72,137	$(23,122)	(b)	$49,015
Due to affiliates	13,590	(1,756)	(b)	11,834
Intangible lease liabilities, net	28,102	(15,391)	(b)	12,711
Other liabilities	12,844	(2,519)	(b)	10,325
Interest rate swap contracts	94,925	—		94,925
Participation interest liability	85,644	—		85,644
Distributions payable	226,205	—		226,205
Notes payable	1,166,095	(249,578)	(b)	916,517
Total liabilities	1,699,542	(292,366)		1,407,176

Commitments and Contingencies	—	—		—

Shareholders' equity:
Preferred shares	—	—		—
Common shares	234	—		234
Additional paid-in capital	1,226,106	—		1,226,106
Retained deficit	(220,336)	143,460	(d)	(76,876)
Accumulated other comprehensive income (loss)	(387)	—		(387)
Total shareholders' equity	1,005,617	143,460		1,149,077
Noncontrolling interests	—	—		—
Total equity	1,005,617	143,460		1,149,077
TOTAL LIABILITIES AND EQUITY	$2,705,159	$(148,906)		$2,556,253

See notes to unaudited pro forma condensed consolidated financial statements.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Three Months Ended March 31, 2013
(In thousands, except per share amounts)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented assuming the dispositions of One Wilshire and the Raytheon and DIRECTV buildings had occurred as of January 1, 2010.  This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Balance Sheet and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the three months ended March 31, 2013.  This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed this transaction on January 1, 2010, nor does it purport to represent our future operations.

	Three Months Ended March 31, 2013 (a)	Adjustments for One Wilshire and Raytheon & DIRECTV Buildings (b)	Pro Forma
Revenues:
Rental revenue	$51,420	$(11,322)	$40,098
Other revenue	5,051	(2,802)	2,249
Total revenues	56,471	(14,124)	42,347
Expenses:
Property operating expenses	17,131	(3,443)	13,688
Real property taxes	7,539	(1,374)	6,165
Property management fees	1,323	(329)	994
Depreciation and amortization	16,240	(3,194)	13,046
Asset management and acquisition fees	8,457	—	8,457
General and administrative expenses	1,668	—	1,668
Impairment losses	—	—	—
Total expenses	52,358	(8,340)	44,018
Income (loss) before other income (expense), provision for income taxes and equity in losses of unconsolidated entities, net	4,113	(5,784)	(1,671)
Gain (loss) on derivative instruments, net	6,286	—	6,286
Interest expense	(16,720)	2,659	(14,061)
Interest income	185	(1)	184
Income (loss) before other income (expense), benefit (provision) for income taxes and equity in earnings (losses) of unconsolidated entities, net	(6,136)	(3,126)	(9,262)
Benefit (provision) for income taxes	(67)	—	(67)
Equity in earnings (losses) of unconsolidated entities, net	2,595	—	2,595
Income (loss) from continuing operations	$(3,608)	$(3,126)	$(6,734)
Income (loss) from continuing operations per common share	$(0.02)		$(0.03)
Weighted average number common shares outstanding	232,870		232,870

See notes to unaudited pro forma condensed consolidated financial statements.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2012
(In thousands, except per share amounts)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented assuming the dispositions of One Wilshire and the Raytheon and DIRECTV buildings had occurred as of January 1, 2010.  This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Balance Sheet and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2012.  This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed this transaction on January 1, 2010, nor does it purport to represent our future operations.

	Year Ended December 31, 2012 (a)	Prior Disposition Pro Forma Adjustments (b)	Adjustments for One Wilshire and Raytheon & DIRECTV Buildings (c)	Pro Forma
Revenues:
Rental revenue	$249,062	$(41,177)	$(44,760)	$163,125
Other revenue	22,401	(2,207)	(11,002)	9,192
Total revenues	271,463	(43,384)	(55,762)	172,317
Expenses:
Property operating expenses	80,019	(12,781)	(13,052)	54,186
Real property taxes	33,536	(6,092)	(5,198)	22,246
Property management fees	6,402	(1,040)	(1,497)	3,865
Depreciation and amortization	79,720	(10,728)	(13,950)	55,042
Asset management and acquisition fees	29,651	—	—	29,651
General and administrative expenses	6,874	—	—	6,874
Impairment losses	53,483	—	—	53,483
Total expenses	289,685	(30,641)	(33,697)	225,347
Income (loss) before other income (expense), provision for income taxes and equity in losses of unconsolidated entities, net	(18,222)	(12,743)	(22,065)	(53,030)
Gain (loss) on derivative instruments, net	8,680	—	—	8,680
Interest expense	(78,022)	9,228	12,807	(55,987)
Interest income	743	(4)	(3)	736
Income (loss) before other income (expense), benefit (provision) for income taxes and equity in earnings (losses) of unconsolidated entities, net	(86,821)	(3,519)	(9,261)	(99,601)
Benefit (provision) for income taxes	(544)	287	—	(257)
Equity in earnings (losses) of unconsolidated entities, net	9,460	—	—	9,460
Income (loss) from continuing operations	$(77,905)	$(3,232)	$(9,261)	$(90,398)
Income (loss) from continuing operations per common share	$(0.34)			$(0.39)
Weighted average number common shares outstanding	230,049			230,049

 See notes to unaudited pro forma condensed consolidated financial statements.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2011
(In thousands, except per share amounts)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented assuming the dispositions of One Wilshire and the Raytheon and DIRECTV buildings had occurred as of January 1, 2010.  This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Balance Sheet and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2011.  This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed this transaction on January 1, 2010, nor does it purport to represent our future operations.

	Year Ended December 31, 2011 (a)	Prior Disposition Pro Forma Adjustments (b)	Adjustments for One Wilshire and Raytheon & DIRECTV Buildings (c)	Pro Forma
Revenues:
Rental revenue	$256,249	$(38,513)	$(44,703)	$173,033
Other revenue	22,083	(2,399)	(10,706)	8,978
Total revenues	278,332	(40,912)	(55,409)	182,011
Expenses:
Property operating expenses	78,904	(11,817)	(12,631)	54,456
Real property taxes	31,591	(5,286)	(4,927)	21,378
Property management fees	6,361	(911)	(1,562)	3,888
Depreciation and amortization	92,518	(12,774)	(15,225)	64,519
Asset management and acquisition fees	16,173	—	—	16,173
General and administrative expenses	6,740	—	—	6,740
Impairment losses	—	—	—	—
Total expenses	232,287	(30,788)	(34,345)	167,154
Income (loss) before other income (expense), provision for income taxes and equity in losses of unconsolidated entities, net	46,045	(10,124)	(21,064)	14,857
Gain (loss) on derivative instruments, net	(24,590)	—	—	(24,590)
Interest expense	(81,207)	9,228	12,810	(59,169)
Interest income	514	(4)	(3)	507
Income (loss) before other income (expense), benefit (provision) for income taxes and equity in earnings (losses) of unconsolidated entities, net	(59,238)	(900)	(8,257)	(68,395)
Benefit (provision) for income taxes	(494)	229	—	(265)
Equity in earnings (losses) of unconsolidated entities, net	(5,138)	—	—	(5,138)
Income (loss) from continuing operations	$(64,870)	$(671)	$(8,257)	$(73,798)
Income (loss) from continuing operations per common share	$(0.29)			$(0.33)
Weighted average number common shares outstanding	225,442			225,442

 See notes to unaudited pro forma condensed consolidated financial statements.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2010
(In thousands, except per share amounts)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented assuming the dispositions of One Wilshire and the Raytheon and DIRECTV buildings had occurred as of January 1, 2010.  This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Balance Sheet and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2010.  This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed this transaction on January 1, 2010, nor does it purport to represent our future operations.

	Year Ended December 31, 2010 (a)	Prior Disposition Pro Forma Adjustments (b)	Adjustments for One Wilshire and Raytheon & DIRECTV Buildings (c)	Pro Forma
Revenues:
Rental revenue	$267,168	$(38,280)	$(44,043)	$184,845
Other revenue	23,377	(2,279)	(10,770)	10,328
Total revenues	290,545	(40,559)	(54,813)	195,173
Expenses:
Property operating expenses	80,022	(12,519)	(12,852)	54,651
Real property taxes	32,084	(5,022)	(4,860)	22,202
Property management fees	6,410	(872)	(1,614)	3,924
Depreciation and amortization	102,012	(15,488)	(15,643)	70,881
Asset management and acquisition fees	30,544	—	—	30,544
General and administrative expenses	6,925	—	—	6,925
Impairment losses	811	—	—	811
Other (gains) losses, net	(9)	—	—	(9)
Total expenses	258,799	(33,901)	(34,969)	189,929
Income (loss) before other income (expense), provision for income taxes and equity in losses of unconsolidated entities, net	31,746	(6,658)	(19,844)	5,244
Gain (loss) on derivative instruments, net	(18,525)	—	—	(18,525)
Interest expense	(80,889)	9,228	12,866	(58,795)
Interest income	270	(7)	(6)	257
Income (loss) before other income (expense), benefit (provision) for income taxes and equity in earnings (losses) of unconsolidated entities, net	(67,398)	2,563	(6,984)	(71,819)
Benefit (provision) for income taxes	(543)	231	—	(312)
Equity in earnings (losses) of unconsolidated entities, net	5,513	—	—	5,513
Income (loss) from continuing operations	$(62,428)	$2,794	$(6,984)	$(66,618)
Income (loss) from continuing operations per common share	$(0.28)			$(0.30)
Weighted average number common shares outstanding	220,896			220,896

See notes to unaudited pro forma condensed consolidated financial statements.

Hines Real Estate Investment Trust, Inc.
Unaudited Notes to Pro Forma Condensed Consolidated Financial Statements

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2013

a.	Reflects the Company's historical condensed consolidated balance sheet as of March 31, 2013.

b.
Reflects the Company's disposition of One Wilshire and the Raytheon and DIRECTV buildings. Amounts represent the adjustments necessary to remove the assets and liabilities associated with One Wilshire and the Raytheon and DIRECTV buildings.

c.	Reflects the proceeds received from the sale of One Wilshire and the Raytheon and DIRECTV buildings less any cash on hand at One Wilshire and the Raytheon and DIRECTV buildings as of March 31, 2013.

d.	Reflects the adjustments related to the disposition of One Wilshire and the Raytheon and DIRECTV buildings and the gain on sale.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2013

a.	Reflects the Company's historical condensed consolidated statement of operations for the three months ended March 31, 2013.

b.
Reflects the Company's disposition of One Wilshire and the Raytheon and DIRECTV buildings. Amounts represent the adjustments necessary to remove the historical revenues and expenses of One Wilshire and the Raytheon and DIRECTV buildings, including property operating expenses, property taxes, management fees, depreciation and amortization, interest expense and interest income associated with One Wilshire and the Raytheon and DIRECTV buildings. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

 Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2012

a.	Reflects the Company's historical condensed consolidated statement of operations for the year ended December 31, 2012.

b.
Reflects the Company's disposition of Williams Tower, which was sold in March 2013. Amounts represent the adjustments necessary to remove the historical revenues and expenses of Williams Tower, including property operating expenses, property taxes, management fees, depreciation and amortization, interest expense and interest income associated with Williams Tower. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

c.
Reflects the Company's disposition of One Wilshire and the Raytheon and DIRECTV buildings. Amounts represent the adjustments necessary to remove the historical revenues and expenses of One Wilshire and the Raytheon and DIRECTV buildings, including property operating expenses, property taxes, management fees, depreciation and amortization, interest expense and interest income associated with One Wilshire and the Raytheon and DIRECTV buildings. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

 Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2011

a.	Reflects the Company's historical condensed consolidated statement of operations for the year ended December 31, 2011.

b.
Reflects the Company's disposition of Williams Tower. Amounts represent the adjustments necessary to remove the historical revenues and expenses of Williams Tower, including property operating expenses, property taxes, management fees, depreciation and amortization, interest expense and interest income associated with Williams Tower. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

c.
Reflects the Company's disposition of One Wilshire and the Raytheon and DIRECTV buildings. Amounts represent the adjustments necessary to remove the historical revenues and expenses of One Wilshire and the Raytheon and DIRECTV buildings, including property operating expenses, property taxes, management fees, depreciation and amortization, interest expense and interest income associated with One Wilshire and the Raytheon and DIRECTV buildings. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2010

a.	Reflects the Company's historical condensed consolidated statement of operations for the year ended December 31, 2010.

b.
Reflects the Company's disposition of Williams Tower. Amounts represent the adjustments necessary to remove the historical revenues and expenses of Williams Tower, including property operating expenses, property taxes, management fees, depreciation and amortization, interest expense and interest income associated with Williams Tower. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

c.
Reflects the Company's disposition of One Wilshire and the Raytheon and DIRECTV buildings. Amounts represent the adjustments necessary to remove the historical revenues and expenses of One Wilshire and the Raytheon and DIRECTV buildings, including property operating expenses, property taxes, management fees, depreciation and amortization, interest expense and interest income associated with One Wilshire and the Raytheon and DIRECTV buildings. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Hines, dated July 16, 2013